Vanguard International Dividend Growth Fund
Summary Prospectus
 February 28, 2025
Investor Shares
Vanguard International Dividend Growth Fund Investor Shares (VIDGX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated February 28, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
12b-1 Distribution Fee	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses[1]	0.55%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal period from November 15, 2023 to October 31, 2024, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in stocks that tend to offer current dividends and are predominantly located in developed markets outside of the United States. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S.

stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the consumer staples and health care sectors subject the Fund to proportionately higher exposure to the risks of these sectors.
• Investment style risk, which is the chance that returns from dividend-paying large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund in its first full calendar year. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Dividend Growth Spliced Index reflects the performance of the NASDAQ US Dividend Achievers Select Index through September 19, 2021, and the S&P U.S. Dividend Growers Index thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard International Dividend Growth Fund Investor Shares

During the period shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	12.03%	September 30, 2024
Lowest	-13.28%	December 31, 2024

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard International Dividend Growth Fund Investor Shares			11/15/2023
Return Before Taxes	-3.03%	2.47%
Return After Taxes on Distributions	-3.44	2.04
Return After Taxes on Distributions and Sale of Fund Shares	-1.40	1.94
S&P International Developed Dividend Growers Index (reflects no deduction for fees or expenses)	2.51%	9.22%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	6.09	11.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Peter C. Fisher, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Fund since its inception in November 2023.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard International Dividend Growth Fund Investor Shares—Fund Number V021
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP V021 022025